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                                                                   EXHIBIT 10.56

     AMENDMENTS TO STOCK OPTION PLANS APPROVED BY THE BOARD OF DIRECTORS ON APRIL 27, 2000 IN ORDER TO ELIMINATE THE COMPANY'S ABILITY TO REPRICE ISSUED
                            AND OUTSTANDING OPTIONS

     The Board of Directors hereby makes the following changes to the Company's Stock Option Plans:

          Note: Additions are UNDERLINED (and in the Edgar version filed with the SEC appear in ALL CAPS); deletions are in ((double parentheses)).

        First: Section 4 of the Company's 1996 Incentive Stock Plan is hereby amended to read as follows:

                (a)     Procedure.

                        (i) Multiple Administrative Bodies. The Plan may be administered by different Committees with respect to different groups of Service Providers.

                        (ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

                        (iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

                        (iv) Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.


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                (b)     Powers of the Administrator. Subject to the provisions
of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                        (i)     to determine the Fair Market Value;

                        (ii) to select the Service Providers to whom Options and Stock Purchase Rights may be granted hereunder;

                        (iii) to determine the number of shares of Common Stock to be covered by each Option and Stock Purchase Right granted hereunder;

                        (iv) to approve forms of agreement for use under the Plan;

                        (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option or Stock Purchase Right granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                        (vi) ((to reduce the exercise price of any Option or Stock Purchase Right to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option or Stock Purchase Right shall have declined since the date the Option or Stock Purchase Right was granted)) [RESERVED];

                        (vii)   to institute an Option Exchange Program;

                        (viii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

                        (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws.


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                        (x)     to modify or amend each Option or Stock Purchase
Right (subject to Section 15(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan, PROVIDED HOWEVER, THE BOARD SHALL
NOT HAVE THE POWER TO REPRICE OPTIONS OR STOCK PURCHASE RIGHTS ONCE GRANTED, EXCEPT FOR ADJUSTMENTS RESULTING FROM A STOCK SPLIT, REVERSE STOCK SPLIT OR SIMILAR CHANGE TO THE OUTSTANDING CAPITAL STOCK;

                        (xi) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

                        (xii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Stock Purchase Right previously granted by the Administrator;

                        (xiii)to make all other determinations deemed necessary or advisable for administering the Plan.

                (c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Stock Purchase Rights.


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        Second: Section 4 of the Company's 1999 Nonstatutory Stock Option Plan
is hereby amended to read as follows:

                (a) Administration. The Plan shall be administered by (i) the Board or (ii) a Committee, which committee shall be constituted to satisfy Applicable Laws.

                (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                        (i) to determine the Fair Market Value of the Common Stock;

                        (ii) to select the Service Providers to whom Options may be granted hereunder;

                        (iii) to determine whether and to what extent Options are granted hereunder;

                        (iv) to determine the number of shares of Common Stock to be covered by each Option granted hereunder;

                           (v)      to approve forms of agreement for use under

the Plan;

                        (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                        (vii) ((to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted)) [RESERVED];

                        (viii)  to institute an Option Exchange Program;


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                        (ix)    to construe and interpret the terms of the Plan
and awards granted pursuant to the Plan;

                        (x) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

                        (xi) to modify or amend each Option (subject to Section 14(b) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan, PROVIDED HOWEVER, THE BOARD SHALL NOT HAVE THE POWER TO REPRICE OPTIONS OR STOCK PURCHASE RIGHTS ONCE GRANTED, EXCEPT FOR ADJUSTMENTS RESULTING FROM A STOCK SPLIT, REVERSE STOCK SPLIT OR SIMILAR CHANGE TO THE OUTSTANDING CAPITAL STOCK;

                        (xii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option previously granted by the Administrator;

                        (xiii) to determine the terms and restrictions applicable to Options;

                        (xiv) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable; and

                        (xv) to make all other determinations deemed necessary or advisable for administering the Plan.

                (c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options.


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